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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       February 11, 2003


                                  LABARGE, INC
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                  001-05761                          73-0574586
    (Commission File Number)                (IRS Employer Identification No.)


         9900A Clayton Road, St. Louis, Missouri                   63124
     (Address of Principal Executive Offices)                    (Zip Code)


                                 (314) 997-0800
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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                                  LABARGE, INC.

                                    FORM 8-K

Item 9.  Regulation FD Disclosure.

LaBarge, Inc. is furnishing under Item 9 of this Current Report on Form 8-K:

     (i) the information included as Exhibit 99.1 to this report. Exhibit 99.1 consists of copies of the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2003

                                  LABARGE, INC.


                              By: /s/Donald H. Nonnenkamp
                              Donald H. Nonnenkamp
                              Vice President and Chief Financial Officer

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                                  EXHIBIT INDEX

     Exhibit
     Number    Description

     99.1      Certifications under Section 906 of the Sarbanes-Oxley Act of
               2002
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                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of LaBarge, Inc. ("Company") on Form 10-Q for the period ended December 29, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Craig E. LaBarge, President and Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
  1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Company.


Dated February 11, 2003


                              /s/Craig E. LaBarge
                              Craig E. LaBarge
                              President and Chief Executive Officer
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                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of LaBarge, Inc. ("Company") on Form 10-Q for the period ended December 29, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald H. Nonnenkamp, Vice President and Chief Financial Officer of Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
  1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Company.


Dated February 11, 2003

                              /s/Donald H. Nonnenkamp
                              Donald H. Nonnenkamp
                              Vice President and Chief Financial Officer